UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

SCYNEXIS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of principal executive offices, including zip code)

(201)-884-5485

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCYX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2019, the Board of Directors of SCYNEXIS, Inc. appointed Philippe Tinmouth as a member of the Board, effective December 13, 2019. Mr. Tinmouth will serve until SCYNEXIS’s 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualified. In addition, the Board appointed Mr. Tinmouth as a member of the Nominating and Corporate Governance Committee of the Board.

Mr. Tinmouth will receive compensation as a non-employee director of SCYNEXIS as follows: (a) an annual retainer of $35,000; (b) an annual retainer of $3,750 for service as a member of the Nominating and Corporate Governance Committee; (c) an initial stock option grant to purchase 70,000 shares of the company’s common stock, with an exercise price of $0.73, which is equal to the fair market value of a share of SCYNEXIS common stock on December 13, 2019, the date of grant, and which will vest over three years following the date of grant provided that he is continuing to provide service on the applicable vesting date; and (d) each year an annual stock option grant to purchase 45,000 shares of the company’s common stock, with an exercise price per share equal to the fair market value of a share of common stock on the date of grant, which grant will vest in full on the one-year anniversary of the grant date provided that he is continuing to provide service on the applicable vesting date. As a non-employee director, Mr. Tinmouth may elect to receive nonstatutory stock options in lieu of all or a portion of the cash compensation to which he would otherwise be entitled, as described above.

In addition, SCYNEXIS will enter into its standard indemnification agreement with Mr. Tinmouth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

By:	/s/ Marco Taglietti, M.D.
Name:	Marco Taglietti, M.D.
Title:	Chief Executive Officer

Dated: December 16, 2019